EXHIBIT 10

AMENDMENT NO. 1

TO THE AMENDED AND RESTATED

COMTECH TELECOMMUNICATIONS CORP.

2000 STOCK INCENTIVE PLAN

WHEREAS, Comtech Telecommunications Corp. (the “Company”) maintains the Comtech Telecommunications Corp. 2000 Stock Incentive Plan Amended and Restated (Effective October 9, 2006) (the “Plan”);

WHEREAS, pursuant to Article XV of the Plan, the Board of Directors of the Company (the “Board”) or the Committee (as defined in the Plan) may at any time, and from time to time, amend, in whole or in part, any of or all the provisions of the Plan; and

WHEREAS, on November 9, 2007, the Board unanimously approved an amendment to the Plan to delete Section 3.2(j) of the Plan in its entirety, effective as of November 9, 2007;

NOW, THEREFORE, pursuant to Article XV of the Plan, the Plan hereby is amended, effective on November 9, 2007, to delete Section 3.2(j) of the Plan in its entirety.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed as of the 9th day of November 2007.

COMTECH TELECOMMUNICATIONS CORP.

By: /s/ Patrick J. O’Gara
Name: Patrick J. O’Gara
Title: Secretary